UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LEPERCQ CORPORATE INCOME FUND L.P.
(Exact name of registrant as specified in its charter)

Delaware	033-04215	13-3779859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amendment to Second Amended and Restated Credit Agreement

On March 28, 2014, Lexington Realty Trust, which we refer to as the Trust, entered into the Third Amendment to the Second Amended and Restated Credit Agreement, which we refer to as the Credit Agreement Amendment, among the Trust and Lepercq Corporate Income Fund L.P., or LCIF, each of the lenders a party thereto, and KeyBank National Association, or KeyBank, as administrative agent. The Credit Agreement Amendment modifies the definitions of (1) Capitalized Value to remove the requirement that construction in progress be substantially completed within eighteen (18) months and (2) Construction Budget to exclude from the construction budget certain amounts that are reimbursed or paid directly by the tenant. The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which we refer to as this Current Report.

Amendment to Amended and Restated Term Loan Agreement

On March 28, 2014, the Trust entered into the Third Amendment to the Amended and Restated Term Loan Agreement, which we refer to as the Term Loan Agreement Amendment, among the Trust and LCIF, each of the lenders a party thereto, and Wells Fargo Bank, National Association, or Wells Fargo, as administrative agent. The Term Loan Agreement Amendment modifies the definitions of (1) Capitalized Value to remove the requirement that construction in progress be substantially completed within eighteen (18) months and (2) Construction Budget to exclude from the construction budget certain amounts that are reimbursed or paid directly by the tenant. The foregoing description of the Term Loan Agreement Amendment is qualified in its entirety by reference to the Term Loan Agreement Amendment attached as Exhibit 10.2 to this Current Report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

10.1
Third Amendment to Second Amended and Restated Credit Agreement, dated as of March 28, 2014, among the Trust and LCIF, jointly and severally as borrowers, KeyBank, as agent, and each of the financial institutions a signatory thereto together with their assignees.

10.2
Third Amendment to Amended and Restated Term Loan Agreement, dated as of March 28, 2014, among the Trust and LCIF, jointly and severally as borrowers, Wells Fargo, as agent, and each of the financial institutions a signatory thereto together with their assignees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: March 28, 2014	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Lepercq Corporate Income Fund L.P.
By: Lex GP-1 Trust, its general partner

Date: March 28, 2014	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
President

Exhibit Index

10.1
Third Amendment to Second Amended and Restated Credit Agreement, dated as of March 28, 2014, among the Trust and LCIF, jointly and severally as borrowers, KeyBank, as agent, and each of the financial institutions a signatory thereto together with their assignees.

10.2
Third Amendment to Amended and Restated Term Loan Agreement, dated as of March 28, 2014, among the Trust and LCIF, jointly and severally as borrowers, Wells Fargo, as agent, and each of the financial institutions a signatory thereto together with their assignees.